UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 25, 2024
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to Section 8 of the Littelfuse, Inc. Corporate Governance Guidelines, Mr. Cary Fu has reached the mandatory retirement age of 75, and effective April 25, 2024, following the Annual Meeting of Stockholders, he has retired from the Littelfuse, Inc. (the “Company”) Board of Directors (the “Board”) after more than 11 years of service as a member of the Board.

In connection with the vacancy resulting from Mr. Fu’s retirement from the Board, on April 25, 2024, the Board has voted unanimously to reduce the size of the Board from ten to nine directors. Additionally, the Board has appointed Ms. Kristina Cerniglia to serve as the Audit Committee Chairperson and has appointed Dr. Gregory Henderson to serve as a member of the Compensation Committee of the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2024, the Company held its 2024 Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Company’s Bylaws. The results of voting for each matter submitted to a vote of stockholders at the meeting are as follows.

Proposal 1: Election of Directors

The nine director nominees were elected to serve as directors until the 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, by the votes set forth below.

Nominee	For	Against	Abstain	Broker Non-Votes
Kristina A. Cerniglia	22,447,412	208,297	13,761	747,326
Tzau-Jin Chung	21,462,790	1,190,486	16,194	747,326
Gayla J. Delly	21,984,276	671,433	13,761	747,326
Maria C. Green	21,985,912	669,900	13,658	747,326
Anthony Grillo	21,561,115	1,092,215	16,140	747,326
David W. Heinzmann	21,947,310	669,171	22,989	747,326
Gregory N. Henderson	22,534,719	115,610	19,141	747,326
Gordon Hunter	22,073,326	574,839	21,305	747,326
William P. Noglows	21,960,428	683,405	25,637	747,326

Proposal 2: Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers, by the votes set forth below.

For	Against	Abstain	Broker Non-Votes
20,989,252	1,661,781	18,437	747,326
Proposal 3: Approval and Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Auditors

The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2024 fiscal year ending December 28, 2024 was approved and ratified, by the votes set forth below.

For	Against	Abstain
23,381,417	26,193	9,186

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: April 26, 2024	By: /s/ Ryan K. Stafford
Executive Vice President, Mergers & Acquisitions, Chief Legal Officer and Corporate Secretary